Exhibit T3E.2

LETTER OF TRANSMITTAL

AINSWORTH LUMBER CO. LTD.

with respect to the offer to exchange for our 14% Senior Secured Second Lien Notes due June 24, 2014 any and all outstanding

Senior Unsecured Floating Rate Notes due October 1, 2010 (CUSIP No. 009037AH5)
7.25% Senior Unsecured Notes due October 1, 2012 (CUSIP No. 009037AG7)
Senior Unsecured Floating Rate Notes due April 1, 2013 (CUSIP No. 009037AK8)
6.75% Senior Unsecured Notes due March 15, 2014 (CUSIP No. 009037AB8)
6.75% Senior Unsecured Notes due March 15, 2014 (CUSIP No. 009037AD4)

and to Consent (as defined below) to the Proposed Amendments (as defined below) pursuant to the Offering Memorandum and Consent Solicitation Statement
dated February 15, 2008 (the “Offering Memorandum”)

The Exchange Offer (as defined below) will expire at 12:00 a.m., New York City time, on March 14, 2008, unless extended by us or earlier terminated (such date and time, as it may be extended, the “Expiration Date”). Holders must tender their Old Notes (as defined below) and deliver their Consents to the Proposed Amendments to the Exchange Agent and Information Agent (as defined below) on or prior to 5:00 p.m., New York City time, on February 29, 2008, unless extended by us (such date and time, as it may be extended, the “Early Participation Date”), in order to receive an early participation payment of US$50.00 in aggregate principal amount of New Notes (as they are defined in the Offering Memorandum) for each US$1,000 aggregate principal amount of Old Notes that are tendered and not validly withdrawn (the “Early Participation Payment”). Holders who tender their Old Notes after the Early Participation Date and prior to the Expiration Date will receive New Notes, but will not receive the Early Participation Payment.

Holders that tender and do not validly withdraw Old Notes prior to the Early Participation Date will receive a cash payment representing accrued and unpaid interest to, but not including, the settlement date with respect to exchanges of Old Notes for New Notes. Holders who tender their Old Notes after the Early Participation Date and prior to the Expiration Date will be deemed to have elected to receive, in lieu of a cash payment representing accrued and unpaid interest, New Notes in an aggregate principal amount of interest equal to the amount of accrued and unpaid interest to, but not including, the settlement date.

The Exchange Agent and Information Agent for the Exchange Offer and the Consent Solicitation is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail; Hand or Overnight Delivery: Global Bondholder Services Corporation 65 Broadway — Suite 723 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions Only): (212) 430-3775 Attention: Corporate Actions

For Confirmation By Telephone:

(212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT AND INFORMATION AGENT. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal should be used to tender Old Notes pursuant to the exchange offer (the “Exchange Offer”) by Ainsworth Lumber Co. Ltd., a corporation organized under the laws of the Province of British Columbia (“we,” “us” or the “Company”), pursuant to and on the terms and subject to the conditions set forth in the Offering Memorandum (together with this Letter of Transmittal, the “Offer Documents”), to exchange for New Notes any and all of our outstanding Senior Unsecured Floating Rate Notes due October 1, 2010, 7.25% Senior Unsecured Notes due October 1, 2012, Senior Unsecured Floating Rate Notes due April 1, 2013, 6.75% Senior Unsecured Notes due March 15, 2014 and 6.75% Senior Unsecured Notes due March 15, 2014 (collectively, the “Old Notes”).

This Letter of Transmittal should also be used by registered holders of Old Notes to deliver their consent (a “Consent”) in connection with the solicitation (the “Consent Solicitation”) of Consents to the proposed amendments to each of the indentures under which the Old Notes were issued (the “Proposed Amendments”). The Proposed Amendments would amend certain provisions of the indentures governing the Old Notes to eliminate substantially all of the restrictive covenants in those indentures. See the section entitled “The Exchange Offer and Consent Solicitation — The Consent Solicitation” in the Offering Memorandum.

We have not provided for any guaranteed delivery provisions in connection with the Exchange Offer under the terms of the Offer Documents. Holders must tender their Old Notes in accordance with the procedures set forth in the Offering Memorandum under “The Exchange Offer and Consent Solicitation — Procedures for Tendering Old Notes and Delivering Consents.”

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offering Memorandum. To the extent that there are any conflicts between the terms and conditions of this Letter of Transmittal and the terms and conditions of the Offering Memorandum, the terms and conditions of the Offering Memorandum shall control.

THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFERING MEMORANDUM SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The Exchange Offer and the Consent Solicitation are made upon the terms and subject to the conditions set forth in the Offering Memorandum and in this Letter of Transmittal. Holders should carefully review the information set forth therein and herein. By the execution of this Letter of Transmittal, the undersigned acknowledges receipt of the Offering Memorandum, this Letter of Transmittal and the instructions hereto.

Holders that tender and do not validly withdraw their Old Notes prior to the Early Participation Date will be entitled to receive an early participation payment of US$50.00 in aggregate principal amount of New Notes for each US$1,000 aggregate principal amount of Old Notes that are tendered and not validly withdrawn. Holders that tender and do not validly withdraw Old Notes prior to the Early Participation Date will also receive a cash payment representing accrued and unpaid interest to, but not including, the settlement date with respect to exchanges of Old Notes for New Notes. In order to be eligible to receive such payments, holders of Old Notes must tender their Old Notes on or prior to 5:00 p.m., New York City time, on February 29, 2008, unless extended by us. Holders that tender Old Notes after the Early Participation Date and prior to the Expiration Date will receive New Notes but will not receive the Early Participation Payment. Holders who tender their Old Notes after the Early Participation Date and prior to the Expiration Date will also be deemed to have elected to receive, in lieu of a cash payment representing accrued and unpaid interest, New Notes in an aggregate principal amount of interest equal to the amount of accrued and unpaid interest to, but not including, the settlement date. No tender will be valid if submitted after the Expiration Date.

This Letter of Transmittal is to be used by holders of Old Notes if:

•	tenders of Old Notes (and thereby deliveries of related Consents) are to be made by book-entry transfer to the Exchange Agent and Information Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offering Memorandum in “The Exchange Offer and Consent Solicitation — Procedures for Tendering Notes and Delivering Consents” but instructions are NOT being transmitted through DTC’s Automated Exchange Offer Program (“ATOP”).

If you use the ATOP procedures to tender Old Notes, you will not be required to deliver the Letter of Transmittal to the Exchange Agent and Information Agent. However, you will be bound by its terms just as if you had signed it.

If you hold your Old Notes through Clearstream Banking or Euroclear Bank S.A./N.V., as operator of the Euroclear System, you must also comply with the applicable procedures of Clearstream or Euroclear, as applicable, in connection with a tender of Old Notes and delivery of Consents. Both Clearstream and Euroclear are indirect participants in the DTC system.

The method of tendering Old Notes and delivering Consents and Letters of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of Agent’s Messages transmitted through ATOP, is at the election and risk of the holder tendering Old Notes and delivering Consents and Letters of Transmittal and, except as otherwise provided herein, delivery will be deemed made only when actually received by the Exchange Agent and Information Agent.

If you tender your Old Notes by completing and signing the Letter of Transmittal and delivery is by mail, it is suggested that you use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Early Participation Date or Expiration Date, as applicable, to permit delivery to the Exchange Agent and Information Agent prior to such date.

The Exchange Offer and the Consent Solicitation will be eligible for ATOP. In lieu of completing and delivering this Letter of Transmittal, holders of Old Notes who are tendering by book-entry transfer to the Exchange Agent and Information Agent’s account at DTC can electronically transmit their acceptance of the Exchange Offer through ATOP and thereby tender Old Notes and deliver Consents. To effectively tender, and deliver Consents with respect to Old Notes that are held through DTC, DTC participants should either (1) properly complete and duly execute this Letter of Transmittal (or a manually signed facsimile thereof), together with any other documents required by this Letter of Transmittal, and mail or deliver this Letter of Transmittal and such other documents to the Exchange Agent and Information Agent, or (2) electronically transmit their acceptance through ATOP (and thereby tender Old Notes and deliver Consents). Upon receipt of such holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message to the Exchange Agent and Information Agent for its acceptance. Delivery of tendered Old Notes held through DTC must be made to the Exchange Agent and Information Agent pursuant to the book-entry delivery procedures set forth in the Offering Memorandum.

Requests for assistance relating to the terms and conditions of the Exchange Offer and the Consent Solicitation may be directed to Barclays Capital Inc., who is serving as a financial advisor to us in connection with the Exchange Offer and the Consent Solicitation (the “Financial Advisor”), at the address and telephone numbers on the back cover page of this Letter of Transmittal. Requests for additional copies of the Offer Documents and requests for assistance relating to the procedures for tendering Old Notes or delivering Consents may be directed to Global Bondholder Services Corporation, who is acting as the exchange agent and information agent in connection with the Exchange Offer and the Consent Solicitation (the “Exchange Agent and Information Agent”), at the address and telephone numbers on the back cover page of this Letter of Transmittal. Requests for additional copies of the Offering Memorandum or this Letter of Transmittal also may be directed to your broker, dealer, commercial bank or trust company. Your broker, dealer, commercial bank or trust company also can help you complete this Letter of Transmittal.

Any holder that tenders Old Notes pursuant to the Exchange Offer must also deliver a Consent. Holders may not deliver Consents without tendering their Old Notes. Holders that validly tender their Old Notes pursuant to the Exchange Offer will be deemed to have validly delivered their Consents by such tender. A holder may not revoke a Consent without withdrawing the previously tendered Old Notes to which such Consent relates. In the Consent Solicitation, we are seeking Consents to the Proposed Amendments as a single proposal with respect to each series of Old Notes. A tendering and consenting holder must consent to the Proposed Amendments with respect to a series of Old Notes in their entirety, and may not consent selectively with respect to certain of such Proposed Amendments.

Any Old Notes tendered may be validly withdrawn (and the related Consents validly revoked) at, or at any time before, the Early Participation Date by following the procedures described in the Offering Memorandum. A valid withdrawal of tendered Old Notes at or before the Early Participation Date will constitute the valid revocation of the related Consent. If, after the Early Participation Date, we reduce either the principal amount of Old Notes subject to the Exchange Offer or the total consideration payable hereunder, or we are otherwise required by law to permit withdrawal, then previously tendered Old Notes may be withdrawn until the expiration of such period as is required by applicable law. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any Old Notes being exchanged thereunder. In the event of such a termination, any Old Notes previously tendered pursuant to the Exchange Offer will be promptly returned to the tendering holders. Tenders of Old Notes (and deliveries of Consents) may not otherwise be withdrawn or revoked after the Early Participation Date, except in the limited circumstances described in the Offering Memorandum.

The Offer Documents do not constitute an offer to sell or a solicitation of an offer to buy any of the New Notes offered hereby to any person in any jurisdiction where it is unlawful to make such an offer or solicitation. The information contained in the Offer Documents is current only as of the date of the Offering Memorandum and neither the delivery of the Offer Documents nor the offer, sale or delivery of the New Notes made pursuant to the Offer Documents shall, under any circumstances, create any implication that the information contained herein or therein is accurate as of any time subsequent to the date of the Offering Memorandum.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes pursuant to the Exchange Offer and deliveries of Consents pursuant to the Consent Solicitation in respect of such Old Notes will be accepted only in principal amounts equal to US$1,000 or integral multiples thereof. Conditional or contingent tenders or Consents will not be considered valid.

DESCRIPTION OF OLD NOTES TENDERED AND WITH RESPECT TO WHICH CONSENT IS GIVEN
Senior Unsecured Floating Rate Notes due October 1, 2010 (CUSIP No. 009037AH5)
7.25% Senior Unsecured Notes due October 1, 20012 (CUSIP No. 009037AG7)
Senior Unsecured Floating Rate Notes due April 1, 2013 (CUSIP No. 009037AK8)
6.75% Senior Unsecured Notes due March 15, 2014 (CUSIP No. 009037AB8)
6.75% Senior Unsecured Notes due March 15, 2014 (CUSIP No. 009037AD4)
Principal Amount
	Name(s) and Address(es) of Registered		Aggregate	Tendered
CUSIP No.	Holder(s) or Name of DTC Participant and		Principal	and as to which
of	Participant’s DTC Account Number in which	Certificate	Amount	Consents are
Old Notes	Old Notes are Held (Please fill in, if blank)	Number(s)*	Represented	Given**

Total Principal Amount of Old Notes

* Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated in the column labeled “Principal Amount Tendered and as to which Consents are Given” and subject to the terms and conditions of the Offering Memorandum, a holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See instruction 4.

If certificated Old Notes are being tendered, the names and addresses of the holders should be printed, if not already printed above, exactly as they appear on the certificates representing Old Notes tendered hereby. The Old Notes and the principal amount of Old Notes represented thereby that the undersigned wishes to tender should be indicated in the appropriate boxes.

Upon the terms and subject to the conditions set forth in the Offer Documents, holders that validly tender and do not validly withdraw Old Notes at or before the Early Participation Date will, if such Old Notes are accepted for tender, be entitled to receive on the settlement date the applicable total consideration set forth on the cover page of the Offering Memorandum. Holders that tender and do not validly withdraw Old Notes prior to the Early Participation Date will also receive a cash payment representing accrued and unpaid interest to, but not including, the settlement date with respect to exchanges of Old Notes for New Notes. We reserve the right, in our sole discretion, to extend or forgo the Early Participation Date. Holders that validly tender, and do not validly withdraw, Old Notes pursuant to the Exchange Offer after the Early Participation Date but before the Expiration Date, will be eligible only to receive on the settlement date the applicable consideration set forth on the cover page of the Offering Memorandum, which will not include the Early Participation Payment. Holders who tender their Old Notes after the Early Participation Date and prior to the Expiration Date will also be deemed to have elected to receive, in lieu of a cash payment representing accrued and unpaid interest, New Notes in an aggregate principal amount of interest equal to the amount of accrued and unpaid interest to, but not including, the settlement date. Any Old Notes tendered may be validly withdrawn (and the related Consents validly revoked) at, or at any time before, the Early Participation Date by following the procedures described in the Offering Memorandum. Except as provided in the Offering Memorandum, tenders of Old Notes (and deliveries of Consents) may not otherwise be withdrawn or revoked after the Early Participation Date.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Memorandum and this Letter of Transmittal must be directed Barclays Capital Inc., the Financial Advisor, or Global Bondholder Services Corporation, the Exchange Agent and Information Agent, in each case, at the respective address and telephone numbers set forth on the back cover page of this Letter of Transmittal. See instruction 10 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW;
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offering Memorandum and Consent Solicitation Statement, dated February 15, 2008 (as it may be amended or supplemented from time to time, the “Offering Memorandum”), of Ainsworth Lumber Co. Ltd., a corporation organized under the laws of the Province of British Columbia (the “Company”), relating to the Company’s offer to exchange for New Notes (the “Exchange Offer”) from each registered holder, on the terms and subject to the conditions set forth in the Offering Memorandum and in this Letter of Transmittal (this “Letter of Transmittal” and, together with the Offering Memorandum, the “Offer Documents”), any and all of its outstanding Senior Unsecured Floating Rate Notes due October 1, 2010, 7.25% Senior Unsecured Notes due October 1, 2012, Senior Unsecured Floating Rate Notes due April 1, 2013, 6.75% Senior Unsecured Notes due March 15, 2014 and 6.75% Senior Unsecured Notes due March 15, 2014 (collectively, the “Old Notes”).

In conjunction with the Exchange Offer, the Company is soliciting, on the terms and subject to the conditions set forth in the Offer Documents (the “Consent Solicitation”), consents (the “Consents”) to proposed amendments (the “Proposed Amendments”) to each of the indentures under which the Old Notes were issued. The Proposed Amendments would amend certain provisions of the indentures governing the Old Notes to eliminate substantially all of the restrictive covenants in those indentures. Promptly following the Early Participation Date (as defined below), if the Majority Consents (as defined below) have been obtained with respect to the Old Notes, the Company and the guarantors, and The Bank of New York, as trustee (the “Trustee”) under the indentures under which the Old Notes were issued, will execute supplemental indentures providing for the Proposed Amendments. The Proposed Amendments will not become operative until the Old Notes validly tendered and not withdrawn are accepted for exchange on the settlement date (provided, however, that, if we fail to exchange such validly tendered Old Notes in accordance with the requirements set forth herein, the related Consents will be invalid). The consent of holders of at least a majority of the principal amount of each class of the Old Notes not owned by us or any of our affiliates that vote together for purposes of effecting amendments (the “Majority Consents”) is required to authorize the Proposed Amendments.

The Exchange Offer and the Consent Solicitation are made upon the terms and subject to the conditions set forth in the Offer Documents. Upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above and delivers Consents to the Proposed Amendments and to the execution and delivery of the supplemental indentures that will give effect to the Proposed Amendments (hereby revoking any previously submitted disapproval or abstention).

Subject to, and effective upon, the acceptance for exchange of the principal amount of Old Notes tendered with this Letter of Transmittal, and not subsequently validly withdrawn, in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby (1) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Old Notes tendered thereby (and delivers Consents with respect thereto), waives any and all other rights with respect to the Old Notes and releases and discharges us and our affiliates from any and all claims, if any, such holder may have now, or may have in the future, arising out of, or relating to, the Old Notes and the indentures, including, without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to the Old Notes or to participate in any redemption of the Old Notes, and (2) irrevocably constitutes and appoints the Exchange Agent and Information Agent the true and lawful agent and attorney-in-fact of such holder (with full knowledge that such Exchange Agent and Information Agent also acts as the Company’s agent) with respect to any such tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company or upon the Company’s order, (ii) present such Old Notes for transfer on the security register for the Old Notes and (iii) receive all benefits or otherwise exercise all rights of beneficial ownership of such Old Notes (except that the Exchange Agent and Information Agent will not have the rights to, or control over, funds from the Company, except as the Company’s agent), for the consideration for any tendered Old Notes that are exchanged by the Company, all in accordance with the terms and subject to the conditions set forth in the Offer Documents. Execution and delivery of this Letter of Transmittal will constitute delivery of a Consent.

The undersigned agrees and acknowledges that, although the Company is not aware of any noncompliance with respect to the Old Notes, the indentures or any guarantee thereunder, each holder that delivers a Consent will, upon receipt of the New Notes, be deemed to have released and waived any and all claims it may have arising from any such noncompliance.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the principal amount of Old Notes tendered hereby, to the Proposed Amendments and to the execution and delivery of the applicable supplemental indentures. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer Documents. The undersigned understands that a revocation of a Consent will not be effective following the Early Participation Date, except in accordance with the limited circumstances described in the Offering Memorandum. The Company intends to execute the supplemental indentures promptly following the Early Participation Date, if the Majority Consents have been obtained.

The undersigned understands and acknowledges that the Exchange Offer will expire at 12:00 a.m., New York City time, on March 14, 2008, unless extended or earlier terminated (such date and time, as it may be extended, the “Expiration Date”).

The undersigned understands that Old Notes tendered at or before the Early Participation Date may be withdrawn by proper written notice of withdrawal (or a properly transmitted “Request Message” through ATOP) received by the Exchange Agent and Information Agent at any time at or before the Early Participation Date, but not thereafter, unless the Exchange Offer is terminated, withdrawn or otherwise not completed without any Old Notes being exchanged thereunder or as otherwise provided in the Offering Memorandum.

Any holder that tenders Old Notes pursuant to the Exchange Offer must also deliver a Consent. Holders may not deliver Consents without tendering Old Notes. Holders that validly tender their Old Notes pursuant to the Exchange Offer will be deemed to have validly delivered their Consents by such tender. A holder may not revoke a Consent without withdrawing the previously tendered Old Notes to which such Consent relates. In the Consent Solicitation, the Company is seeking Consents to the Proposed Amendments as a single proposal with respect to each series of Old Notes. A tendering and consenting holder must consent to the Proposed Amendments with respect to a series of Old Notes in their entirety, and may not consent selectively with respect to certain of such Proposed Amendments.

Any Old Notes tendered may be validly withdrawn (and the related Consents validly revoked) at, or at any time before, the Early Participation Date by following the procedures described in the Offering Memorandum. A valid withdrawal of tendered Old Notes at or before the Early Participation Date will constitute the valid revocation of the related Consent. If, after the Early Participation Date, the Company reduces either the principal amount of Old Notes subject to the Exchange Offer or the total consideration payable hereunder, or is otherwise required by law to permit withdrawal, then previously tendered Old Notes may be withdrawn until the expiration of such period as is required by applicable law. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any Old Notes being exchanged thereunder. In the event of such a termination, any Old Notes previously tendered pursuant to the Exchange Offer will be promptly returned to the tendering holders and the Proposed Amendments will not become operative. See “The Exchange Offer and Consent Solicitation — Expiration, Extension, Amendment or Termination of the Exchange Offer and Consent Solicitation” in the Offering Memorandum. Following the Early Participation Date, Old Notes, including Old Notes tendered prior to the Early Participation Date and Old Notes tendered thereafter, may no longer be validly withdrawn and the related Consents may not be revoked, unless, as mentioned above, the Exchange Offer is terminated, the Company is otherwise required by applicable law to permit withdrawal or as otherwise provided in the Offering Memorandum.

The undersigned understands that for a withdrawal of a tender of Old Notes and the concurrent revocation of Consents to be effective, a written or facsimile transmission of a notice of withdrawal or a Request Message (as defined in the Offering Memorandum) must be received by the Exchange Agent and Information Agent at its address set forth on the back cover of this Letter of Transmittal.

Any notice of withdrawal must:

(1) specify the name of the holder of the Old Notes to be withdrawn;

(2) contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the number of the account at DTC from which the Old Notes were tendered and the name and number of the account at DTC to be credited with the Old Notes withdrawn) and the principal amount of such Old Notes; and

(3) be signed (other than a notice transmitted through DTC’s ATOP system) by the registered holder of the Old Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing the Old Notes.

If the undersigned’s Old Notes either are not validly tendered, or are validly withdrawn and not validly redelivered, at or before the Early Participation Date, or the undersigned’s Consent either is not validly delivered, or is validly revoked and not properly redelivered, at or before the Early Participation Date, the undersigned will not receive the Early Participation Payment, even though the applicable Proposed Amendments may be operative as to any of the undersigned’s Old Notes that are not exchanged in the Exchange Offer. In addition, if the undersigned’s Old Notes are tendered after the Early Participation Date and prior to the Expiration Date, the undersigned hereby consents to receiving, in lieu of a cash payment representing accrued and unpaid interest, New Notes in an aggregate principal amount of interest equal to the amount of accrued and unpaid interest to, but not including, the settlement date. If the undersigned’s Old Notes are not validly tendered before the Expiration Date, the undersigned will not receive the New Notes.

The undersigned understands that the tender of Old Notes by a holder, pursuant to the procedures set forth in the Offer Documents, and the subsequent acceptance of that tender by the Company, will constitute a binding agreement between that holder and the Company in accordance with the terms and subject to the conditions set forth in the Offer Documents.

The undersigned hereby represents and warrants that the undersigned (a) has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to give the Consent contained herein, and that if and when such Old Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right and (b) either has full power and authority to consent to the Proposed Amendments or is delivering a validly executed Consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority. The undersigned will, upon request by the Company, the Exchange Agent and Information Agent or the trustee, as applicable, execute and deliver any additional documents deemed by the Company, the Exchange Agent and Information Agent or the trustee to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby and to perfect the undersigned’s Consent to the Proposed Amendments and to the execution and delivery of the applicable supplemental indentures.

Upon the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), including the prior execution of the supplemental indentures effecting the Proposed Amendments, we will accept for exchange Old Notes validly tendered (and not properly withdrawn) on the Expiration Date. On the settlement date, New Notes (as defined in the Offering Memorandum) to be issued in partial or full exchange for Old Notes in the Exchange Offer, if consummated, will be delivered in book-entry form, and payment of any accrued interest will be made by deposit of funds or New Notes, as applicable, with DTC, which will transmit those funds or New Notes, as applicable, to the applicable tendering holders. The Company will not be responsible for any mistakes or delays made by DTC in distributing any funds or New Notes, and no interest will be payable because of any such mistake or delay.

The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Exchange Offer and the Consent Solicitation. All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent and Information Agent, until timely receipt by the Exchange Agent and Information Agent of (1) certificates representing the Old Notes or confirmation of a book-entry transfer of the Old Notes into the Exchange Agent and Information Agent’s account at DTC pursuant to the procedures set forth in the Offering Memorandum under “The Exchange Offer and Consent Solicitation — Procedures for Tendering Old Notes and Delivering Consents,” (2) a properly completed and duly executed Letter of Transmittal, a manually signed facsimile of that document, or a properly transmitted Agent’s Message and (3) all necessary signature guarantees and any other documents required by this Letter of Transmittal.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Old Notes and deliveries of Consents will be determined by the Company, in its sole discretion, and the Company’s determination shall be final and binding. Conditional or contingent tenders or Consents will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes or deliveries of Consents determined by the Company not to be in proper form or, in the case of the Old Notes, if the acceptance of such Old Notes or issuance of New Notes may, in the Company’s opinion, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tenders to particular Old Notes or of delivery as to particular Consents. The Company’s interpretations of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes or deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes and deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. Holders may not deliver Consents without validly tendering their related Old Notes pursuant to the Exchange Offer. None of the Company, the Exchange Agent and Information Agent, the Financial Advisor or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes or deliveries of Consents, or will incur any liability to holders for failure to give any such notice.

The Company also reserves the right, subject to applicable law, in its discretion, to (1) extend or terminate the Exchange Offer and/or the Consent Solicitation at any time and not accept for exchange any Old Notes not previously accepted for exchange, (2) otherwise to amend the Exchange Offer or the Consent Solicitation in any respect or (3) to delay acceptance of Old Notes tendered under the Exchange Offer or the issuance of New Notes under the Exchange Offer, subject to Rule 14e-1 under the Exchange Act (as defined in the Offering Memorandum), which requires that the Company pay the consideration offered or return the Old Notes deposited by or on behalf of the holders promptly after the termination or withdrawal of the Exchange Offer. If the Company makes a material change in the terms of the Exchange Offer or the Consent Solicitation or the information concerning the Exchange Offer or the Consent Solicitation or waives a material condition of the Exchange Offer or the Consent Solicitation, the Company will, to the extent required by law, disseminate additional Exchange Offer and Consent Solicitation materials and will extend the Exchange Offer and the Consent Solicitation. In addition, the Company may, if it deems appropriate, extend the Exchange Offer and/or the Consent Solicitation for any other reason. Any extension, amendment or termination of the Exchange Offer or the Consent Solicitation will be followed promptly by public announcement thereof, the announcement in the case of an extension of the Exchange Offer or the Consent Solicitation to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date or Early Participation Date, as the case may be. Without limiting the manner in which any public announcement may be made, the Company will have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release.

The undersigned understands that the Company’s obligation to accept Old Notes validly tendered and not validly withdrawn and issue New Notes pursuant to the Exchange Offer is subject to the conditions set forth in the Offering Memorandum.

Unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any New Notes issued in the Exchange Offer (and accompanying documents, as appropriate) and any Old Notes representing principal amounts not tendered or not accepted for exchange (and accompanying documents, as appropriate) be delivered to the person(s) so indicated. In the case of a book-entry delivery of New Notes or Old Notes or an electronic tender instruction, the undersigned hereby requests that the Exchange Agent and Information Agent or the relevant clearing system, as applicable, credit the account maintained at DTC or the relevant clearing system, as applicable, with any such New Notes or Old Notes. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Old Notes from the name of the holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

TENDER OF OLD NOTES
HOLDER(S) PLEASE SIGN HERE

THE COMPLETION, EXECUTION AND TIMELY DELIVERY OF THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS.

This Letter of Transmittal must be signed by the registered holder(s) of the Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or by person(s) authorized to become registered holder(s) by endorsement on certificates for Old Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on Old Notes and signatures on bond powers by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in the Offering Memorandum). See instruction 1 below. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to us of such person’s authority to so act. See instruction 1 below.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND INFORMATION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

Account number with DTC:

Transaction code number:

Signature(s) of Holder(s) or Authorized Signatory:

Dated:

Name(s):
(Please Print)

Capacity:

Address (including Zip Code):

Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

PLEASE INCLUDE COMPLETED SUBSTITUTE FORM W-9 (OR IRS FORM W-8, AS
APPLICABLE) AND THE SIGNATURE GUARANTEE (See instructions 1 and 9 below)
Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Print Name)

(Title)

Dated:

Please complete either the “Special Payment or Issuance Instructions” or the “Special Delivery Instructions” below as necessary:

SPECIAL PAYMENT OR ISSUANCE
INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 9 below)

To be completed ONLY if certificates for New Notes issued in the Exchange Offer or Old Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or checks constituting payments of accrued and unpaid interest with respect to exchanges of Old Notes for New Notes prior to the Early Participation Date are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or are to be issued to an address different from that shown in the box entitled “Description of Old Notes Tendered and with Respect to which Consent is Given” within this Letter of Transmittal, or if New Notes issued in the Exchange Offer or Old Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the one designated above.

Issue:

☐  Check

☐  Certificate(s)
(check as applicable)

to

Name(s):
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number
of the Person Named Above)

Credit New Notes issued in the Exchange Offer or unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

(Name of Account Party)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 9 below)

To be completed ONLY if certificates for New Notes issued in the Exchange Offer or Old Notes in a principal amount not tendered or not accepted for exchange are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Old Notes Tendered and with Respect to which Consent is Given” within this Letter of Transmittal.

Name(s):
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number
of the Person Named Above)

INSTRUCTIONS

(Forming Part of the Terms and Conditions of the Exchange Offer)

1.	Signature Guarantees; Signatures on this Letter of Transmittal

Signatures on the Letter of Transmittal must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, unless the Old Notes tendered thereby are tendered:

(1) by the holder of those Old Notes (or by a DTC participant whose name appears on a security position listing as the owner of those Old Notes) that has not completed either of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on the applicable Letter of Transmittal; or

(2) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”).

2.	Delivery of Letter of Transmittal and Old Notes

This Letter of Transmittal is to be completed by holders if:

•	tenders of Old Notes (and thereby deliveries of related Consents) are to be made by book-entry transfer to the Exchange Agent and Information Agent’s account at DTC pursuant to the procedures set forth in the Offering Memorandum in “The Exchange Offer and Consent Solicitation — Procedures for Tendering Old Notes and Delivering Consents” but instructions are NOT being transmitted through ATOP.

All physically delivered Old Notes, or a confirmation of a book-entry transfer into the Exchange Agent and Information Agent’s account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent and Information Agent at its address set forth herein at or before the Early Participation Date or before the Expiration Date, as the case may be. Delivery of documents to DTC does not constitute delivery to the Exchange Agent and Information Agent.

The Exchange Offer and the Consent Solicitation will be eligible for ATOP. In lieu of completing and delivering this Letter of Transmittal, holders of Old Notes who are tendering by book-entry transfer to the Exchange Agent and Information Agent’s account at DTC can electronically transmit their acceptance of the Exchange Offer through ATOP and thereby tender Old Notes and deliver Consents. To effectively tender and deliver Consents with respect to Old Notes that are held through DTC, DTC participants should either (1) properly complete and duly execute this Letter of Transmittal (or a manually signed facsimile thereof), together with any other documents required by this Letter of Transmittal, and mail or deliver this Letter of Transmittal and such other documents to the Exchange Agent and Information Agent, or (2) electronically transmit their acceptance through ATOP (and thereby tender Old Notes and deliver Consents). Upon receipt of such holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message to the Exchange Agent and Information Agent for its acceptance. Delivery of tendered Old Notes held through DTC must be made to the Exchange Agent and Information Agent pursuant to the book-entry delivery procedures set forth in the Offering Memorandum. Holders desiring to tender Old Notes within 24 hours before the Early Participation Date or within 24 hours before the Expiration Date through ATOP should note that such holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

The method of delivery of Old Notes, Consents and Letters of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the election and risk of the person tendering Old Notes and delivering Consents and the Letter of Transmittal or transmitting an Agent’s Message, and, except as otherwise provided in this Letter of Transmittal, delivery will be deemed made only when actually received by the Exchange Agent and Information Agent. If delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Early Participation Date or the Expiration

Date, as applicable, to permit timely delivery to the Exchange Agent and Information Agent. Tenders of Old Notes and delivery of Consents pursuant to the Exchange Offer and the Consent Solicitation will be accepted only in principal amounts equal to US$1,000 or any integral multiple thereof.

Conditional or contingent tenders or Consents will not be considered valid. All tendering holders, by execution of this Letter of Transmittal (or manually signed facsimile), waive any right to receive any notice of the acceptance of their Old Notes for exchange or the effectiveness of the Proposed Amendments.

Any holder who tenders Old Notes pursuant to the Exchange Offer must also deliver a Consent. Holders may not deliver Consents without tendering Old Notes. Holders that validly tender their Old Notes pursuant to the Exchange Offer will be deemed to have validly delivered their Consents by such tender. A holder may not revoke a Consent without withdrawing the previously tendered Old Notes to which such Consent relates. In the Consent Solicitation, we are seeking Consents to the Proposed Amendments as a single proposal with respect to each series of Old Notes. A tendering and consenting holder must consent to the Proposed Amendments with respect to a series of Old Notes in their entirety, and may not consent selectively with respect to certain of such Proposed Amendments.

3.	Withdrawal of Tender and Revocations of Consents

Any Old Notes tendered may be validly withdrawn (and the related Consents validly revoked) at, or at any time before, the Early Participation Date by following the procedures described herein. A valid withdrawal of tendered Old Notes at or before the Early Participation Date will constitute valid revocation of the related Consent. If, after the Early Participation Date, we reduce either the principal amount of Old Notes subject to the Exchange Offer or the total consideration payable hereunder, or are otherwise required by law to permit withdrawal, then previously tendered Old Notes may be withdrawn until the expiration of such period as is required by applicable law. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any Old Notes being exchanged thereunder. In the event of such a termination, any Old Notes previously tendered pursuant to the Exchange Offer will be promptly returned to the tendering holders and the Proposed Amendments will not become operative. Tenders of Old Notes (and deliveries of Consents) may not otherwise be withdrawn or revoked after the Early Participation Date. See “The Exchange Offer and the Consent Solicitation — Withdrawal Rights” in the Offering Memorandum.

For a withdrawal of a tender of Old Notes and the concurrent revocation of Consents to be effective, a written or facsimile transmission of a notice of withdrawal or a Request Message (as defined in the Offering Memorandum) must be received by the Exchange Agent and Information Agent at its address set forth on the back cover of this Letter of Transmittal.

Any notice of withdrawal pertaining to the Old Notes must:

(1) specify the name of the holder of the Old Notes to be withdrawn;

(2) contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the number of the account at DTC from which the Old Notes were tendered and the name and number of the account at DTC to be credited with the Old Notes withdrawn) and the principal amount of such Old Notes; and

(3) be signed (other than a notice transmitted through DTC’s ATOP system) by the registered holder of the Old Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing the Old Notes.

A withdrawal of Old Notes or a revocation of a Consent can only be accomplished in accordance with the procedures provided in the Offering Memorandum and this Letter of Transmittal.

Old Notes validly withdrawn may thereafter be re-tendered (and Consents given) at any time prior to the Expiration Date by following the procedures described in the Offering Memorandum under “The Exchange Offer and Consent Solicitation — Procedures for Tendering Old Notes and Delivering Consents;” provided, however, that if a holder’s Old Notes are not properly re-tendered and Consents given pursuant to the Exchange Offer at or prior to the Early Participation Date, such holder will not receive the Early Participation Payment or any cash payment representing accrued and unpaid interest with respect to exchanges of Old Notes for New Notes.

If your Old Notes either are not validly tendered, or are validly withdrawn and not validly redelivered, at or before the Early Participation Date, or your Consent either is not validly delivered, or is validly revoked and not properly redelivered, at or before the Early Participation Date, you will not receive a Early Participation Payment or any cash payment representing accrued and unpaid interest with respect to exchanges of Old Notes for New Notes, even though the Proposed Amendments may be operative as to any of your Old Notes that are not exchanged in the Exchange Offer. If your Old Notes are not validly tendered before the Expiration Date, you will not receive the New Notes.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Old Notes and deliveries of Consents will be determined by us, in our sole discretion, and our determination shall be final and binding. None of the Company, the Exchange Agent and Information Agent, the Financial Advisor or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes or deliveries of Consents, or will incur any liability to holders for failure to give any such notice.

4.	Partial Tenders and Consents

Tenders of Old Notes pursuant to the Exchange Offer and deliveries of Consents pursuant to the Consent Solicitation in respect of such Old Notes will be accepted only in principal amounts equal to US$1,000 or integral multiples thereof. If a holder wishes to tender less than the entire principal amount evidenced by any Old Notes submitted, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Old Notes Tendered and with Respect to which Consent is Given” herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent and Information Agent will be deemed to have been tendered, and a related Consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered or not accepted for exchange (or the related Consent in respect thereof not given), as soon as practicable after the Expiration Date, the Old Notes representing such untendered amount (or in respect of which a Consent is not given) will be sent (or, if tendered by book-entry transfer, returned by credit to the applicable account at DTC) to the registered holder unless otherwise provided herein in the box entitled “Special Delivery Instructions.”

5.	Signature on Letter of Transmittal, Instruments of Transfer and Endorsements

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Old Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to us of such person’s authority to so act must be submitted.

If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, then, in order to tender such Old Notes pursuant to the Exchange Offer and deliver Consents pursuant to the Consent Solicitation, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name(s) of the holder(s) appear on the Old Notes, with the signature(s) on the Old Notes or instruments of transfer guaranteed as provided in instruction 1. If this Letter of Transmittal is signed by the holder, the certificates for any principal amount of New Notes issued in the Exchange Offer and the certificates for any principal amount of Old Notes not tendered or accepted for exchange, in each case, are to be issued (or if any principal amount of Old Notes that is not tendered or not accepted for exchange is to be reissued or returned) to such holder, or if tendered by book-entry transfer, credited to the account at DTC of such holder, and checks constituting payment for accrued and unpaid interest with respect to Old Notes tendered by the Early Participation Date are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered Old Notes nor provide any other instruments of transfer.

6.	Special Payment and Delivery Instructions

Tendering holders should indicate in the applicable box or boxes the name(s) and address to which New Notes issued in the Exchange Offer, Old Notes for principal amounts not tendered or not accepted for exchange in the Exchange Offer or checks for payment of accrued and unpaid interest with respect to Old Notes tendered by the Early Participation Date are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the U.S. taxpayer identification or U.S. Social Security number of the person(s) named must also be indicated. If no instructions are given, any New Notes issued in the Exchange Offer and any Old Notes not tendered or not accepted for exchange will be returned to the registered holder. For holders of Old Notes tendering by book-entry transfer, any New Notes issued in the Exchange Offer and any Old Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

7.	Transfer Taxes

Except as set forth in this instruction 7, we will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to us, or to our order, and the issuance of New Notes, in each case pursuant to the Exchange Offer. If, however, Old Notes not tendered or accepted for exchange or New Notes are to be registered in the name of any persons other than the registered owner(s) of the Old Notes, or if tendered Old Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person will be deducted from the accrued and unpaid interest with respect to Old Notes to be exchanged, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8.	Conditions to the Exchange Offer; Waiver of Conditions

Notwithstanding any other provisions of the Exchange Offer and the Consent Solicitation, we will not be required to accept for exchange Old Notes validly tendered pursuant to the Exchange Offer or to make any Early Participation Payment thereunder, and may terminate, amend or extend the Exchange Offer or the Consent Solicitation or delay or refrain from accepting for exchange the Old Notes or from delivering Consents to the trustee, if any of the conditions set forth in the Offering Memorandum have not been satisfied or have not been waived by us.

9.	U.S. Holders and Substitute Form W-9

INTERNAL REVENUE SERVICE (“IRS”) CIRCULAR 230 DISCLOSURE: TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN BY US TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

A U.S. Holder (as defined below) tendering Old Notes is required to provide the Exchange Agent and Information Agent with a correct U.S. taxpayer identification number (“TIN”) on Substitute Form W-9, which is attached below, and to certify that (i) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN); (ii) the U.S. Holder is not subject to backup withholding because (a) the U.S. Holder is exempt from backup withholding, (b) the U.S. Holder has not been notified by the IRS that the U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the U.S. Holder that the U.S. Holder is no longer subject to backup withholding; and (iii) the U.S. Holder is a U.S. citizen or other U.S. person. If the Exchange Agent and Information Agent is not provided with the correct TIN or an adequate basis for an exemption, such U.S. Holder may be subject to penalties imposed by the IRS and backup withholding of the gross proceeds of any payment received hereunder (currently at a

28% rate). Backup withholding is not an additional tax. Amounts withheld are creditable against the tendering U.S. Holder’s regular U.S. federal income tax liability, and any amount overwithheld generally will be refundable to the U.S. Holder if the U.S. Holder properly files a U.S. federal income tax return.

You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) a citizen or an individual resident of the United States (including a U.S. resident alien), (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, are authorized to control all substantial decisions of the trust; or (b) if, in general, it was in existence on August 20, 1996 and was treated as a U.S. person under the Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated.

The TIN is generally the U.S. Holder’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. Holder is required to furnish the TIN of the registered owner of the Old Notes. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Old Notes are registered in more than one name or are not registered in the name of the actual owner. If the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the U.S. Holder should write “Applied For” in Part I of the Substitute Form W-9 and complete the additional certification at the bottom of the Substitute Form W-9. If such U.S. Holder does not provide a TIN to the Exchange Agent and Information Agent by the time of payment, the Exchange Agent and Information Agent will backup withhold a portion of such payments. Certain U.S. Holders (including U.S. corporations) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Failure to timely provide the required information on the Substitute Form W-9 may subject the tendering U.S. Holder to a US$50 penalty imposed by the IRS and/or backup withholding at the applicable rate (currently 28%). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

A non-U.S. Holder tendering Old Notes will be required to submit an appropriate and properly completed IRS Form W-8, Certificate of Foreign Status, signed under penalty of perjury, instead of a Substitute Form W-9. Such appropriate IRS Form W-8 may be obtained from the Exchange Agent and Information Agent.

Each holder tendering Old Notes is urged to consult its own tax advisor to determine whether such holder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

10.	Requests for Assistance or Additional Copies

Requests for assistance relating to the terms and conditions of the Exchange Offer and the Consent Solicitation may be directed to Barclays Capital Inc., who is serving as a financial advisor to us in connection with the Exchange Offer and the Consent Solicitation, at the address and telephone numbers on the back cover page of this Letter of Transmittal.

Requests for additional copies of the Offering Memorandum or this Letter of Transmittal and requests for assistance relating to the procedures for tendering Old Notes or delivering Consents may be directed to Global Bondholder Services Corporation, who is acting as the Exchange Agent and Information Agent in connection with the Exchange Offer and the Consent Solicitation, at the address and telephone numbers on the back cover page of this Letter of Transmittal. Requests for additional copies of the Offering Memorandum or this Letter of Transmittal also may be directed to your broker, dealer, commercial bank or trust company. Your broker, dealer, commercial bank or trust company also can help you complete this form.

11.	Mutilated, Lost, Stolen or Destroyed Certificates

If a holder desires to tender Old Notes pursuant to the Exchange Offer and deliver Consents pursuant to the Consent Solicitation, but the certificates evidencing such Old Notes have been mutilated, lost, stolen or destroyed, such holder should contact the applicable trustee for the Old Notes to receive information about the procedures for obtaining replacement certificates for Old Notes.

12.	Irregularities

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders of Old Notes and deliveries of Consents will be determined by us, in our sole discretion, and our determination shall be final and binding. Conditional or contingent tenders or Consents will not be considered valid. We reserve the absolute right to reject any or all tenders of Old Notes or deliveries of Consents determined by us not to be in proper form or, in the case of the Old Notes, if the acceptance or exchange of such Old Notes may, in our opinion, be unlawful. We also reserve the absolute right to waive any defects, irregularities or conditions of tenders to particular Old Notes or of delivery as to particular Consents. Our interpretations of the terms and conditions of the Exchange Offer and the Consent Solicitation (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes or deliveries of Consents must be cured within such time as we determine, unless waived by us. Tenders of Old Notes and deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by us or cured. Holders may not deliver Consents without validly tendering their related Old Notes pursuant to the Exchange Offer. None of the Company, the Exchange Agent and Information Agent, the Financial Advisor or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes or deliveries of Consents, or will incur any liability to holders for failure to give any such notice.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE THE RECEIVING AGENT WITH YOUR TAXPAYER IDENTIFICATION NUMBER OR A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING. TO BE COMPLETED BY TENDERING HOLDERS THAT ARE U.S. HOLDERS (OR OTHER PAYEES)

Payer’s Name: Global Bondholder Services Corporation

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Name:
Business Name

Please Check appropriate box
☐  Individual/Sole Proprietor
☐  Corporation
☐  Partnership  ☐  Other:
Address
City, State, Zip Code

For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9

Exempt from backup withholding ☐	Part I — Taxpayer Identification Number

For all accounts, enter your taxpayer identification number on the appropriate line. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Social Security Number

OR  Employer Identification Number

(If awaiting TIN, write“Applied For” below)

Part II — Certification
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. citizen or other U.S. person.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature of U.S. Person	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature of U.S. Person	Date

Note:	Failure to complete and return this Substitute Form W-9 may subject you to applicable U.S. federal income tax backup withholding (currently 28%) on any cash payments made to you. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

Name.  If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other entities.  Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note.  You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.)

Exempt From Backup Withholding

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

Part I — Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get a social security number (SSN), your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an employer identification number (EIN), you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). It the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.

Note:  See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

If you do not have a TIN, write “Applied For” in the space provided for in Part I of the Substitute Form W-9, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note:  Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Part II — Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign the Substitute Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see “Exempt from Backup Withholding”, above.

Signature requirements

Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You most sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

What Name and Number to Give the Requestor

For this type of account:		Give name and TIN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Disregarded entity not owned by an individual	The owner

For this type of account:		Give name and TIN of:
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold at applicable rates (currently 28%) on taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE

The Financial Advisor for the Exchange Offer and the Consent Solicitation is:

BARCLAYS CAPITAL INC.

Liability Management Group
200 Park Avenue
New York, NY 10166

U.S. Toll Free: (866) 307-8991
U.S. Call Collect: (212) 412-4072

The Exchange Agent and Information Agent for the Exchange Offer and Consent Solicitation is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Regular, Registered or Certified Mail;	By Facsimile Transmission
Hand or Overnight Delivery:	(for Eligible Institutions Only):
Global Bondholder Services Corporation	(212) 430-3775
65 Broadway — Suite 723	Attention: Corporate Actions
New York, New York 10006
Attention: Corporate Actions

(212) 430-3774
All Others, Call Toll-Free
(866) 470-4300

Any questions or requests for assistance with respect to procedural matters in connection with the Exchange Offer or Consent Solicitation or for additional copies of the Offering Memorandum or the Letter of Transmittal may be directed to the Financial Advisor or the Exchange Agent and Information Agent at the addresses and telephone numbers listed above. You also may contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and the Consent Solicitation.